UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2015

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 702 1404

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02, Unregistered Sales of Equity Securities

On February 13, 2015 Regen Biopharma, Inc. (“Regen”) issued 9,000,000 common shares (“Shares”) to David R. Koos, the Company’s Chief Executive Officer, pursuant to a written employment agreement (“Koos Agreement”) with Mr. Koos entered into on February 11, 2015. The Shares shall vest after 18 months of constant employment have expired from the date of the full execution of the Koos Agreement.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On February 13, 2015 Regen Biopharma, Inc. (“Regen”) issued 7,500,000 common shares (“Shares”) to Todd S. Caven, the Company’s Chief Financial Officer, pursuant to a written employment agreement (“Caven Agreement”) with Mr. Caven entered into on February 11, 2015. The Shares shall vest after 18 months of constant employment have expired from the date of the full execution of the Caven Agreement.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On February 13, 2015 Regen Biopharma, Inc. (“Regen”) issued 6,000,000 common shares (“Shares”) to Thomas Ichim, the Company’s Chief Scientific Officer, pursuant to a written employment agreement (“Thomas Ichim Agreement”) with Mr. Thomas Ichim entered into on January 14, 2015. The Shares are subject to a vesting schedule pursuant to the terms and conditions of the Thomas Ichim Agreement

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On February 13, 2015 Regen Biopharma, Inc. (“Regen”) issued 2,500,000 common shares (“Shares”) to Christine Ichim, the Company’s Director of Molecular Therapeutics, pursuant to a written employment agreement (“Christine Ichim Agreement”) with Mr. Christine Ichim entered into on January 14, 2015. The Shares are subject to a vesting schedule pursuant to the terms and conditions of the Christine Ichim Agreement

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

On February 13, 2015 Regen Biopharma, Inc. (“Regen”) issued 10,000 Series AA preferred shares (“Shares”) to Bio Matrix Scientific Group, Inc.(“BMSN”) in consideration of $2,000 owed to BMSN by Regen.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the Shares stating that the Shares have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

Item 3.03 Material Modification to Rights of Security Holders

On February 13, 2015 Regen Biopharma, Inc. (“Regen”) issued 10,000 Series AA preferred shares (“Shares”) to Bio Matrix Scientific Group, Inc.(“BMSN”) in consideration of $2,000 owed to BMSN by Regen.

The Board of Directors of the Company have authorized 600,000 shares of the Series AA Preferred Stock, par value $0.0001. With respect to each matter submitted to a vote of stockholders of the Corporation, each holder of Series AA Preferred Stock shall be entitled to cast that number of votes which is equivalent to the number of shares of Series AA Preferred Stock owned by such holder times ten thousand (10,000). Except as otherwise required by law holders of Common Stock, other series of Preferred issued by the Corporation, and Series AA Preferred Stock shall vote as a single class on all matters submitted to the stockholders.

The issuance of shares of Series AA Preferred Stock, with disproportionately high voting rights generally, will adversely affect the voting power of holders of common stock of the Company. To the extent that the Series AA Preferred Stock may have anti-takeover effects, the Company believes that the ability of the Company to issue shares with such voting power will encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders’ interests.

Item 9.01 Exhibits.

Exhibit No.	Description of Exhibit
3(i)	Certificate of Designations Series AA Preferred (a)
10.1	Thomas Ichim Agreement (b)
10.2	Christine Ichim Agreement(c)
10.3	David Koos Agreement (d)
10.4	Todd Caven Agreement (e)

*	(a) Incorporated by reference to Exhibit 3(i) of Regen’s Form 8-K filed September 19, 2014
(b) Incorporated by reference to Exhibit 10.1 of Regen’s Form 8-K filed January 22, 2015
(c) Incorporated by reference to Exhibit 10.2 of Regen’s Form 8-K filed January 22, 2015
(d) Incorporated by reference to Exhibit 10.2 of Regen’s Form 8-K filed February 13, 2015
(e) Incorporated by reference to Exhibit 10.1 of Regen’s Form 8-K filed February 13, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regen Biopharma, Inc.

Dated: February 16, 2015	By: /s/ David Koos
David Koos
Chief Executive Officer